UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2016

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Resignation of Independent Registered Public Accounting Firm

On August 29, 2016, ULURU Inc. (the “Company”) received notification from Lane Gorman Trubitt, LLC (“Lane Gorman”), the Company’s independent registered public accounting firm, that Lane Gorman declined to continue  as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements as of and for the year ending December 31, 2016.  Lane Gorman will continue to serve under the terms of the existing engagement letter for the review of the Company’s interim financial information as of and for the three months and nine months ending September 30, 2016.

Lane Gorman’s reports on the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2014 and December 31, 2015 and through September 30, 2016, (i) there were no disagreements with Lane Gorman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Lane Gorman, would have caused Lane Gorman to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, other than the material weakness in the internal control over financial reporting that was previously reported in the Company’s Form 10-K, filed with the U.S. Securities and Exchange Commission on April 1, 2015, which has been remediated as previously reported in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015.

The Company has provided Lane Gorman with a copy of the above disclosures. A copy of Lane Gorman’s letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K is included as Exhibit 16.1 to this Report.

(b)	Engagement of New Independent Registered Public Accounting Firm

The Company’s Audit Committee is currently engaged in the process of evaluating and selecting a replacement firm to serve as the Company’s independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Lane Gorman Trubitt, LLC to the U.S. Securities and Exchange Commission, dated September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: September 30, 2016	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Lane Gorman Trubitt, LLC to the U.S. Securities and Exchange Commission, dated September 30, 2016.